Exhibit 10.2

AMENDMENT No. 5 TO LICENSE & OPTION AGREEMENT

THIS AMENDMENT No. 5 TO THE LICENSE & OPTION AGREEMENT (“Amendment No. 5”) is made and entered into this February 3, 2006 (the “Amendment No. 5 Effective Date”) by and between Oscient Pharmaceuticals Corporation (“OSCIENT”), a Massachusetts corporation, having a principal place of business at 1000 Winter Street, Suite 2200, Waltham, MA 02451, and LG Life Sciences, LTD (“LGLS”), a corporation organized under the laws of the Republic of Korea, having a principal place of business at LG Twin Tower, 20 yoido-dong, Youngdungpo-gu, Seoul, 150-721, Republic of Korea. LGLS and OSCIENT may be referred to herein individually as a “Party” and collectively as the “Parties”.

W I T N E S S E T H

WHEREAS, LGLS and Genesoft Pharmaceuticals, Inc. (“Genesoft”) entered into a certain License and Option Agreement dated October 22, 2002 and amended said License and Option Agreement by Amendment No. 1 dated November 21, 2002, Amendment No. 2 dated December 6, 2002, Amendment No. 3 dated October 16, 2003 and Amendment No. 4 dated March 31, 2005 (as amended, the “License”);

WHEREAS, Genesoft merged into Genesoft Pharmaceuticals, LLC (then Guardian Holdings, LLC (“Guardian”)) on February 6, 2004 and the benefits of and obligations under the License were assigned to Guardian, and then, Guardian assigned all of its right, title and interest in, to and under the License to OSCIENT;

WHEREAS, the Parties desire to amend the License to, among other things, amend the supply price paid by Oscient and to amend the royalty rate with respect to Product sales in Mexico and Canada; and

WHEREAS, the terms used herein with capital initial letters and not otherwise defined shall have the same meanings as set forth in License.

NOW THEREFORE, in consideration of the premises, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. A new Section 4.3(d) shall be inserted as follows:

4.3 Co-Promotion.

(d) (i) Upon OSCIENT entering into a strategic relationship with a Third Party which grants such Third Party a sublicense to commercialize Product (a “Partnership”) in Mexico within ***** days from the Amendment No. 5 Effective Date, LGLS’ option under subsection 4.3(a) above with respect to Mexico shall terminate and no longer be exercisable; provided that, the Parties agree that such *****-day period may be extended by mutual agreement of the Parties.

(ii) Upon OSCIENT entering into a Partnership in Canada within ***** days from the Amendment No. 5 Effective Date, LGLS’ option under subsection 4.3(a) above with respect to Canada shall terminate and no longer be exercisable; provided that, the Parties agree that such *****-day period may be extended by mutual agreement of the Parties.

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

2. Section 5.1(a) (ii) shall be deleted in its entirety and replaced with the following:

5.1 General.

(a) (ii) Following the expiration or termination of the Initial Period and until the expiration or termination of the License (the “Remaining Period”), LGLS shall supply to OSCIENT, and OSCIENT shall exclusively purchase from LGLS, all of OSCIENT’s requirements of API in bulk form according to the API Specifications; provided that, notwithstanding anything herein to the contrary, Oscient’s obligation to exclusively purchase bulk API from LGLS for Final Product or API to be supplied in Mexico or Canada shall expire on the last to expire of the LGLS Patents and GLAXO Patents claiming or covering such Product in Mexico or Canada, as the case may be; provided that, OSCIENT agrees that it shall exclusively purchase from LGLS all requirements of API in bulk for Mexico and/or Canada, as the case may be, so long as OSCIENT continues to supply API or Final Product in Mexico or Canada pursuant to a Partnership.

3. Section 5.2 (iii) shall be deleted in its entirety and replaced with the following:

5.2 Supply Price.

(iii) The supply price for API provided by LGLS to OSCIENT during the Remaining Period, shall be equal to ***** percent of LGLS’s Fully Burdened Cost of Manufacture for API supplied thereunder, which shall in no event ***** $***** per kg ***** $***** per kg. In addition, if total purchases by OSCIENT plus any other purchasers of bulk API is greater than ***** kg in any calendar year, the $***** supply price shall be reduced by $***** per kg for each additional ***** kg of API purchased in excess of ***** kg in such calendar year by OSCIENT plus any other purchasers; provided however, that in the event OSCIENT purchases more than ***** kg of API in any calendar year (the first such calendar year, the “Threshold Year”), OSCIENT shall pay LGLS $***** per kg for all API purchased during such calendar year. Within thirty (30) days after the end of the Threshold Year, LGLS shall reimburse OSCIENT the difference between (a) the actual amount paid by OSCIENT for API purchased during such year and (b) $***** per kg times the number of kg purchased for such year. After the Threshold Year, OSCIENT shall continue to pay $***** per kg unless OSCIENT purchases less than ***** kg of API during any calendar year. In the event OSCIENT purchases less than ***** kg of API during such calendar year, OSCIENT shall pay LGLS the difference between (x) $***** times the number of kg purchased and (y) the amount paid to LGLS for API purchased during such calendar year (i.e. $***** times the number of kg purchased) within thirty (30) days after the end of such calendar year. In the event that there is an interruption in LGLS’s supply of API for any reason, which continues uncured for more than ***** days, then OSCIENT shall have the right to procure an alternative source of supply for the duration of the interruption (“Second Source Supplier”). Notwithstanding the foregoing, OSCIENT shall only have the right to procure a Second Source Supplier in the event that the interruption arises with respect to a supply order quantity, which is less than or equal to ***** percent of the quantity anticipated by OSCIENT in the most recently updated forecast, immediately preceding the submission of the supply order. LGLS shall have the opportunity to resume its supply of API upon the elimination or resolution of the events causing the interruption; provided that, however, LGLS shall not resume its role as the exclusive supplier until OSCIENT is able to negotiate a termination of its purchase obligations with the Second Source Supplier; and provided further that OSCIENT shall use commercially reasonable efforts to enter into an agreement with a Second Source Supplier that allows for such termination of OSCIENT’s purchase obligations within ***** months of notice to the Second Source Supplier (provided that, Oscient shall not enter into an agreement with a Second Source Supplier that requires more than ***** months notice to terminate an agreement without LGLS’ prior consent, such consent not to be unreasonably withheld or delayed). LGLS shall be responsible for any expenses incurred in excess of the price set forth herein; provided, however, that LGLS shall not be responsible for such excess expenses to the extent that such interruption is due to the negligence or malfeasance of OSCIENT.

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

4. The first sentence of Section 5.5.5 shall be amended to read as follows:

“Upon the commencement of the Remaining Period, OSCIENT shall provide to LGLS a non-binding forecast of the quantities of API to be manufactured during the forthcoming *****-year period for each country in the Territory, including, without limitation, Mexico and Canada.”

All other parts of Section 5.5.5 shall remain unchanged.

5. Section 9.3 shall be deleted in its entirety and replaced with the following:

9.3 Sub-licensing. OSCIENT may sub-license the license granted to it hereunder on prior notice to LGLS. Upon prior notice to OSCIENT, LGLS may sub-license the license granted to it with respect to GS Know-how (including, without limitation, data and information related to the 5-Day CAP trial or other additional indications for the Product developed by OSCIENT) to Third Parties; provided that, LGLS may not sub-license its rights to such GS Know-how to any Third Party intending to commercialize the Product in any country in the Territory or, without OSCIENT’s prior consent, any country listed on Exhibit A attached hereto.

6. Section 10.2 shall be deleted in its entirety and replaced with the following:

10.2 Milestone Payments. Within 30 days after the achievement of each milestone set forth below, OSCIENT shall owe a non-refundable milestone payment to LGLS in the amount set forth below. Each milestone payment shall be due only once, notwithstanding the number of Products actually developed or commercialized by OSCIENT hereunder. Milestone Payments 1, 2 and 3, when earned by LGLS, shall be payable in two installments, the first of which shall be payable on the first day of July or the first day of January (which comes first following the date on which the milestone was earned) and the second installment due six months thereafter. All other milestone payments shall be due 30 days after the relevant milestone event unless otherwise indicated.

Milestone Event	Payment
1. Upon annual Net Sales in the United States reaching $*****.	$	*****

2. Upon both: (i) approval for the first Additional Indication or approval of an IV formulation of the Product, and (ii) annual Net Sales in the Territory reaching $*****.	$	*****

3. Upon both: (i) approval for a second Additional Indication or approval of an IV formulation of the Product, and (ii) annual Net Sales in the Territory reaching $*****.	$	*****

4. Upon approval of the Product for an Initial Indication in the United Kingdom.	$	*****

5. Upon approval of the Product for an Initial Indication in the first of Italy, Germany, France, or Spain.	$	*****

6. Upon signing of each Partnership in Mexico.	$	*****

7. Upon signing of each Partnership in Canada.	$	*****

8. Upon approval of the Product in Mexico.	$	*****

9. Upon approval of the Product in Canada, except for any indication approved prior to the Amendment # 5 Effective Date.	$	*****

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

As used in this Section 10.2, “IV formulation” shall mean a formulation of Product for intravenous administration.

7. Section 10.3 shall be deleted in its entirety and replaced with the following:

10.3 Royalty Payments. In addition to the foregoing license fee and milestone payments, commencing on the second anniversary of the first commercial sale of Product in the United States of America,

(i) OSCIENT shall, subject to Sections 4.3 and 10.4, pay to LGLS royalties on Net Sales in the Territory, except for (a) any Net Sales in Mexico if OSCIENT enters into a Partnership in Mexico with a Third Party and (b) any Net Sales in Canada if OSCIENT enters into a Partnership in Canada with a Third Party, for each calendar year at the following rates:

Annual Net Sales	Royalty Rate
On the first $*****	***** percent

Over $***** to $*****	***** percent

Over $***** to $*****	***** percent

Over $***** to $*****	***** percent

Over $*****	***** percent

(ii) OSCIENT shall, subject to Sections 4.3 and 10.4 and in lieu of the royalty obligations set forth in Section 10.3(i) above with respect to Net Sales in Mexico and Canada, pay to LGLS (a) a royalty of *****% on Net Sales in Mexico for each calendar year if Oscient enters into a Partnership in Mexico within ***** days of the Amendment No. 5 Effective Date, and (b) a royalty of *****% on Net Sales in Canada for each calendar year if Oscient enters into a Partnership in Canada within ***** days of the Amendment No. 5 Effective Date; provided, however, that if the Partnership entered into in Mexico or Canada, as the case may be, terminates, then from and after such termination the royalties payable in respect of Net Sales in Mexico or Canada, as the case may be, shall be paid in accordance with clause (i) of this Section 10.3.

The Parties acknowledge that LGLS has incurred a royalty obligation to GLAXO at a rate of ***** percent of Net Sales for the use of the GLAXO Patents, the GLAXO Know-how and the Trademarks (the “GLAXO Royalty”). During the first two years following first commercial sale of Product in the Territory, OSCIENT shall be solely responsible only for payment of the GLAXO Royalty, and all amounts so due shall be paid in accordance with Sections 10.7 through 10.11 below. Thereafter (a) OSCIENT shall pay royalties to LGLS at the royalty rates set forth above, and (b) LGLS shall be solely responsible for payment of the GLAXO Royalty and shall indemnify OSCIENT and hold OSCIENT harmless from and against any claims by GLAXO as a result of such use by OSCIENT of the GLAXO Patents.

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

8. Section 10.4 shall be deleted in its entirety and replaced with the following:

10.4 Term of Royalty Obligations. OSCIENT’s obligation to make royalty payments pursuant to 10.3 shall commence as provided in Section 10.3 and shall continue until the later of: (i) the expiration of the last to expire of the LGLS Patents and GLAXO Patents claiming or covering such Product in such country, and (ii) 10 years after first commercial sale of such Product in such country; provided however, that, OSCIENT’s obligation to make royalty payments pursuant to 10.3 for Net Sales in Mexico and Canada shall continue until the later of: (I) the expiration of the last to expire of the LGLS Patents and GLAXO Patents claiming or covering such Product in Mexico or Canada, as the case may be, and (II) the period of data exclusivity in Mexico or Canada, as the case may be. Following the expiration of OSCIENT’s royalty obligations, OSCIENT shall retain a non-exclusive, royalty-free right to use, sell and offer for sale Product in the Territory, using LGLS Know-how and GLAXO Know-how licensed to OSCIENT as of the Effective Date and the exclusive right to use the Trademarks for such purposes. OSCIENT shall continue to pay LGLS a royalty in return for such right to use the Trademark, as provided in Section 11.4, below.

9. Section 10.8(b) shall be amended to add to the end of the paragraph the following sentence:

On and after the Threshold Year, this Section 10.8(b) shall be of no force and effect.

10. (i) Sections 1 (as to Section 4.3(d)(i) of the License), 2 (as to Section 5.1(a)(ii) of the License with respect to supply of Product in Mexico), 6 (as to milestone Nos. 6 and 8 only), 7 (as to Sections 10.3(i)(a) and 10.3(ii)(a) of the License), and 8 (as to Section 10.4(I) & (II) of the License (with respect to Mexico)) of this Amendment No. 5 shall become null and void within ***** days of the Amendment 5 Effective Date unless (a) OSCIENT enters into a Partnership in Mexico within ***** days of the Amendment No. 5 Effective Date, or (b) the Parties mutually agree to extend such *****-day period.

(ii) Sections 1 (as to Section 4.3(d)(ii) of the License), 2 (as to Section 5.1(a)(ii) of the License with respect to supply of Product in Canada), 6 (as to milestone Nos. 7 and 9 only), 7 (as to Sections 10.3(i)(b) and 10.3(ii)(b) of the License), and 8 (as to Section 10.4(I) & (II) of the License (with respect to Canada)) of this Amendment No. 5 shall become null and void within ***** days of the Amendment 5 Effective Date unless (a) OSCIENT enters into a Partnership in Canada within ***** days of the Amendment No. 5 Effective Date, or (b) the Parties mutually agree to extend such *****-day period.

11. Notwithstanding the foregoing or any other provision of this Amendment No. 5, Section 3 (dealing with Section 5.2 Supply Price of the License), Section 5 (dealing with Section 9.3 Sub-licensing of the License) and Section 9 (dealing with Section 10.8(b) of the License) of this Amendment No. 5 shall be and remain in full force and effect as of the Amendment No. 5 Effective Date.

12. Except as is expressly provided herein the License shall remain in full force and effect.

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

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IN WITNESS WHEREOF, the Parties have caused this Amendment No. 5 to be executed by their duly authorized officers on the Amendment No. 5 Effective Date.

OSCIENT PHARMACEUTICALS CORPORATION		LG LIFE SCIENCES LTD.

By:	/s/ Steven M. Rauscher	By:	/s/ In-Chull Kim
Name:	Steven M. Rauscher	Name:	In-Chull Kim
Title:	Chief Executive Officer & President	Title:	Chief Executive Officer & President

Date:		Date:

EXHIBIT A

Poland

Czech Republic

Slovakia

Slovenia

Hungary

Estonia

Latvia

Lithuania

Liechtenstein

Malta

Cypress

Romania

Bulgaria

Croatia

Serbia and Montenegro

Bosnia and Herzegovina

Macedonia

Albania